Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED JULY 31, 2016, AND AUGUST 2, 2015
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	July 31,	August 2,	% Over	July 31,	August 2,
	2016	2015	(Under)	2016	2015

Net sales	$80,682	80,185	0.6%	100.0%	100.0%
Cost of sales	62,263	63,983	(2.7)%	77.2%	79.8%
Gross profit	18,419	16,202	13.7%	22.8%	20.2%

Selling, general and
administrative expenses	9,746	8,741	11.5%	12.1%	10.9%
Income from operations	8,673	7,461	16.2%	10.7%	9.3%

Interest expense	-	24	(100.0)%	0.0%	0.0%
Interest income	(25)	(66)	(62.1)%	(0.0)%	(0.1)%
Other expense	152	95	60.0%	0.2%	0.1%
Income before income taxes	8,546	7,408	15.4%	10.6%	9.2%

Income taxes*	3,233	2,707	19.4%	37.8%	36.5%
Net income	$5,313	4,701	13.0%	6.6%	5.9%

Net income per share-basic	$0.43	$0.38	13.2%
Net income per share-diluted	$0.43	$0.38	13.2%
Average shares outstanding-basic	12,286	12,277	0.1%
Average shares outstanding-diluted	12,463	12,456	0.1%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	July 31,	August 2,	% Over	July 31,	August 2,
	2016	2015	(Under)	2016	2015

Income before income taxes (see above)	$8,546	7,408	15.4%	10.6%	9.2%

Adjusted Income taxes (2)*	1,521	1,163	30.8%	17.8%	15.7%
Adjusted net income	7,025	6,245	12.5%	8.7%	7.8%

Adjusted net income per share-basic	$0.57	$0.51	11.8%
Adjusted net income per share-diluted	$0.56	$0.50	12.0%
Average shares outstanding-basic	12,286	12,277	0.1%
Average shares outstanding-diluted	12,463	12,456	0.1%

(1)	Culp, Inc. currently does not incur cash income tax expense in the U.S. due to its estimated $18.0 million in net operating loss carryforwards as of May 1, 2016. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China.
See reconciliation on page 8 of 8.

(2)	Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 8 of 8.

*	Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JULY 31, 2016, AUGUST 2, 2015, AND MAY 1, 2016
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	July 31,	August 2,	(Decrease)		* May 1,
	2016	2015	Dollars	Percent	2016

Current assets
Cash and cash equivalents	$45,549	25,933	19,616	75.6%	37,787
Short-term investments	2,434	6,336	(3,902)	(61.6)%	4,359
Accounts receivable	22,690	25,707	(3,017)	(11.7)%	23,481
Inventories	48,131	46,544	1,587	3.4%	46,531
Income taxes receivable	-	142	(142)	(100.0)%	155
Other current assets	2,294	3,502	(1,208)	(34.5)%	2,477
Total current assets	121,098	108,164	12,934	12.0%	114,790

Property, plant & equipment, net	41,745	37,480	4,265	11.4%	39,973
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	1,942	4,406	(2,464)	(55.9)%	2,319
Long-term Investments	4,611	2,893	1,718	59.4%	4,025
Other assets	2,502	2,475	27	1.1%	2,573

Total assets	$183,360	166,880	16,480	9.9%	175,142

Current liabilities
Current maturities of long-term debt	$-	2,200	(2,200)	(100.0)%	-
Accounts payable - trade	26,708	28,233	(1,525)	(5.4)%	23,994
Accounts payable - capital expenditures	627	613	14	2.3%	224
Accrued expenses	6,890	7,731	(841)	(10.9)%	11,922
Income taxes payable - current	358	392	(34)	(8.7)%	180
Total current liabilities	34,583	39,169	(4,586)	(11.7)%	36,320

Income taxes payable - long-term	3,779	3,634	145	4.0%	3,841
Deferred income taxes	1,532	1,072	460	42.9%	1,483
Line of credit	7,000	-	7,000	100.0%	-
Deferred compensation	5,031	4,280	751	17.5%	4,686

Total liabilities	51,925	48,155	3,770	7.8%	46,330

Shareholders' equity	131,435	118,725	12,710	10.7%	128,812

Total liabilities and
shareholders' equity	$183,360	166,880	16,480	9.9%	175,142

Shares outstanding	12,307	12,339	(32)	(0.3)%	12,265

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED JULY 31, 2016 AND AUGUST 2, 2015
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		July 31,	August 2,
		2016	2015

Cash flows from operating activities:
Net income		$5,313	4,701
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation		1,761	1,555
Amortization of other assets		52	47
Stock-based compensation		761	265
Deferred income taxes		593	1,641
Realized loss on sale of short-term investments		12	-
Loss (gain) on sale of equipment		9	(46)
Excess tax benefits related to stock-based compensation		(167)	(788)
Foreign currency exchange gains		(62)	(57)
Changes in assets and liabilities:
Accounts receivable		611	2,774
Inventories		(1,808)	(4,068)
Other current assets		158	(1,149)
Other assets		19	23
Accounts payable		3,036	(132)
Accrued expenses and deferrred compensation		(4,911)	(3,870)
Income taxes		375	159
Net cash provided by operating activities		5,752	1,055

Cash flows from investing activities:
Capital expenditures		(3,139)	(3,336)
Proceeds from the sale of equipment		-	104
Proceeds from the sale of short-term investments		2,000	3,612
Purchase of short-term investments		(21)	(33)
Purchase of long-term investments		(559)	(478)
Net cash used in investing activities		(1,719)	(131)

Cash flows from financing activities:
Proceeds from line of credit		7,000	-
Excess tax benefits related to stock-based compensation		167	788
Dividends paid		(3,445)	(5,676)
Proceeds from common stock issued		11	56
Net cash provided by (used in) financing activities		3,733	(4,832)

Effect of exchange rate changes on cash and cash equivalents		(4)	116

Increase (decrease) in cash and cash equivalents		7,762	(3,792)

Cash and cash equivalents at beginning of period		37,787	29,725

Cash and cash equivalents at end of period		$45,549	25,933

Free Cash Flow (1)		$2,217	(1,751)

(1) Free Cash Flow reconciliation is as follows:
		FY 2017	FY 2016
A)	Net cash provided by operating activities	$5,752	1,055
B)	Minus: Capital Expenditures	(3,139)	(3,336)
C)	Add: Proceeds from the sale of equipment	-	104
D)	Add: Excess tax benefits related to stock-based compensation	167	788
E)	Minus: Purchase of long-term investments	(559)	(478)
F)	Effects of exchange rate changes on cash and cash equivalents	(4)	116
		$2,217	(1,751)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 31, 2016 AND AUGUST 2, 2015
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	July 31,	August 2,	% Over	July 31,	August 2,
Net Sales by Segment	2016	2015	(Under)	2016	2015

Mattress Fabrics	$50,530	47,808	5.7%	62.6%	59.6%
Upholstery Fabrics	30,152	32,377	(6.9)%	37.4%	40.4%

Net Sales	$80,682	80,185	0.6%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$11,901	9,925	19.9%	23.6%	20.8%
Upholstery Fabrics	6,518	6,277	3.8%	21.6%	19.4%
Gross Profit	18,419	16,202	13.7%	22.8%	20.2%

Selling, General and Administrative expenses by Segment				Percent of Sales

Mattress Fabrics	$3,499	2,923	19.7%	6.9%	6.1%
Upholstery Fabrics	3,534	3,595	(1.7)%	11.7%	11.1%
Unallocated Corporate expenses	2,713	2,223	22.0%	3.4%	2.8%
Selling, General and Administrative Expenses	9,746	8,741	11.5%	12.1%	10.9%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$8,402	7,003	20.0%	16.6%	14.6%
Upholstery Fabrics	2,984	2,681	11.3%	9.9%	8.3%
Unallocated corporate expenses	(2,713)	(2,223)	22.0%	(3.4)%	(2.8)%
Operating Income	8,673	7,461	16.2%	10.7%	9.3%

Return on Capital (1)

Mattress Fabrics	44.4%	39.5%
Upholstery Fabrics	69.7%	65.0%
Unallocated Corporate	N/A	N/A
Consolidated	37.5%	34.3%

Capital Employed (2)

Mattress Fabrics	76,646	71,349	7.4%
Upholstery Fabrics	17,221	18,946	(9.1)%
Unallocated Corporate	732	298	N/A
Consolidated	94,599	90,593	4.4%

Depreciation expense by Segment

Mattress Fabrics	$1,556	1,359	14.5%
Upholstery Fabrics	205	196	4.6%
Depreciation expense	1,761	1,555	13.2%

Notes:

(1)	See pages 6 and 7 of this financial information release for calculations.

(2)	The capital employed balances are as of July 31, 2016 and August 2, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED JULY 31, 2016 AND AUGUST 2, 2015
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	11/1/2015	1/31/2016	5/1/2016	7/31/2016	7/31/2016

Net income	$3,771	$4,862	$3,601	$5,313	$17,547
Income taxes	2,373	2,317	3,566	3,233	11,489
Interest income, net	(69)	(38)	(26)	(25)	(158)
Depreciation and amortization expense	1,668	1,741	1,830	1,813	7,052
Stock based compensation	1,074	625	778	761	3,238
Adjusted EBITDA	$8,817	$9,507	$9,749	$11,095	$39,168

	Quarter Ended
					Trailing 12
					Months
	11/2/2014	2/1/2015	5/3/2015	8/2/2015	8/2/2015

Net income	$3,001	$3,812	$4,913	$4,701	$16,427
Income taxes	1,889	2,110	1,772	2,707	8,478
Interest income, net	(153)	(202)	(128)	(42)	(525)
Depreciation and amortization expense	1,460	1,478	1,576	1,602	6,116
Stock based compensation	245	191	304	265	1,005
Adjusted EBITDA	$6,442	$7,389	$8,437	$9,233	$31,501

% Over (Under)	36.9%	28.7%	15.6%	20.2%	24.3%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 31, 2016
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	July 31, 2016 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$8,402	$75,642	44.4%
Upholstery Fabrics	2,984	17,123	69.7%
(less: Unallocated Corporate)	(2,713)	(287)	N/A
Total	$8,673	$92,478	37.5%

Average Capital Employed	As of the three Months Ended July 31, 2016				As of the three Months Ended May 1, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	92,959	33,550	56,851	183,360	94,878	29,463	50,801	175,142
Total liabilities	(16,313)	(16,329)	(19,283)	(51,925)	(20,241)	(12,438)	(13,651)	(46,330)

Subtotal	$76,646	$17,221	$37,568	$131,435	$74,637	$17,025	$37,150	$128,812
Less:
Cash and cash equivalents	-	-	(45,549)	(45,549)	-	-	(37,787)	(37,787)
Short-term investments	-	-	(2,434)	(2,434)	-	-	(4,359)	(4,359)
Long-term investments	-	-	(4,611)	(4,611)	-	-	(4,025)	(4,025)
Income taxes receivable	-	-	-	-	-	-	(155)	(155)
Deferred income taxes - non-current	-	-	(1,942)	(1,942)	-	-	(2,319)	(2,319)
Income taxes payable - current	-	-	358	358	-	-	180	180
Income taxes payable - long-term	-	-	3,779	3,779	-	-	3,841	3,841
Deferred income taxes - non-current	-	-	1,532	1,532	-	-	1,483	1,483
Line of credit	-	-	7,000	7,000	-	-	-	-
Deferred compensation	-	-	5,031	5,031	-	-	4,686	4,686

Total Capital Employed	$76,646	$17,221	$732	$94,599	$74,637	$17,025	$(1,305)	$90,357

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$75,642	$17,123	$(287)	$92,478

Notes:

(1)	See reconciliation per page 4 of this financial information release.

(2)	Return on average capital employed represents operating income for the three month period ending July 31, 2016 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the two periods ending July 31, 2016 and May 1, 2016.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 2, 2015
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	August 2, 2015 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$7,003	$70,911	39.5%
Upholstery Fabrics	2,681	16,486	65.0%
(less: Unallocated Corporate)	(2,223)	(488)	N/A
Total	$7,461	$86,909	34.3%

Average Capital Employed	As of the three Months Ended August 2, 2015				As of the three Months Ended May 3, 2015
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	91,614	33,795	41,471	166,880	89,066	32,838	49,396	171,300
Total liabilities	(20,265)	(14,849)	(13,041)	(48,155)	(18,594)	(18,812)	(14,467)	(51,873)

Subtotal	$71,349	$18,946	$28,430	$118,725	$70,472	$14,026	$34,929	$119,427
Less:
Cash and cash equivalents	-	-	(25,933)	(25,933)	-	-	(29,725)	(29,725)
Short-term investments	-	-	(6,336)	(6,336)	-	-	(10,004)	(10,004)
Long-term investments	-	-	(2,893)	(2,893)	-	-	(2,415)	(2,415)
Income taxes receivable	-	-	(142)	(142)	-	-	(229)	(229)
Deferred income taxes - non-current	-	-	(4,406)	(4,406)	-	-	(5,169)	(5,169)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Income taxes payable - current	-	-	392	392	-	-	325	325
Income taxes payable - long-term	-	-	3,634	3,634	-	-	3,792	3,792
Deferred income taxes - non-current	-	-	1,072	1,072	-	-	982	982
Deferred compensation	-	-	4,280	4,280	-	-	4,041	4,041

Total Capital Employed	$71,349	$18,946	$298	$90,593	$70,472	$14,026	$(1,273)	$83,225

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$70,911	$16,486	$(488)	$86,909

Notes:

(1)	See reconciliation per page 4 of this financial information release.

(2)	Return on average capital employed represents operating income for the three month period ending August 2, 2015 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, current maturities of long-term debt, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3)	Average capital employed was computed using the two periods ending August 2, 2015 and May 3, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE THREE MONTHS ENDED JULY 31, 2016 AND AUGUST 2, 2015
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		July 31,	August 2,
		2016	2015

Consolidated Effective GAAP Income Tax Rate	(1)	37.8%	36.5%

Non-Cash U.S. Income Tax Expense		(19.6)%	(20.5)%

Non-Cash Foreign Income Tax Expense		(0.4)%	(0.3)%

Consolidated Adjusted Effective Income Tax Rate	(2)	17.8%	15.7%

	THREE MONTHS ENDED
	As reported		As Adjusted	As reported		As Adjusted
	July 31,		July 31,	August 2,		August 2,
	2016	Adjustments	2016	2015	Adjustments	2015

Income before income taxes	$8,546		$8,546	$7,408		$7,408

Income taxes (3)	3,233	$(1,712)	1,521	2,707	$(1,544)	1,163
Net income	$5,313	$1,712	$7,025	$4,701	$1,544	$6,245

Net income per share-basic	$0.43	$0.14	$0.57	$0.38	$0.13	$0.51
Net income per share-diluted	$0.43	$0.14	$0.56	$0.38	$0.12	$0.50
Average shares outstanding-basic	12,286	12,286	12,286	12,277	12,277	12,277
Average shares outstanding-diluted	12,463	12,463	12,463	12,456	12,456	12,456

(1)	Calculated by dividing consolidated income tax expense by
consolidated income before income taxes.

(2)	Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3)	Adjusted income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.